UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

(Amendment No. 1)

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2018

Viavi Solutions Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6001 America Center Drive, 6th Floor, San Jose, CA	95002
(Address of Principal Executive Offices)	(Zip Code)

(408) 404-3600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 16, 2018, Viavi Solutions Inc. (“VIAVI” or the "Company”) filed a Current Report on Form 8-K disclosing that on March 15, 2018, VIAVI had completed the acquisition of the AvComm and Wireless Test and Measurement business of Cobham plc ("Cobham"), pursuant to a Stock Purchase Agreement (the "Purchase Agreement") , by and among the Company and certain affiliates of Cobham. The Company purchased from affiliates of Cobham all of the outstanding equity interests of the entities holding Cobham's AvComm and Wireless Test and Measurement business (together, the "Test and Measurement Business" or "Business"). VIAVI is filing this Amendment No. 1 on Form 8-K/A to amend the Current Report on Form 8-K referenced above to provide audited combined financial statements of the Test & Measurement Business and unaudited pro forma financial information giving effect to the acquisition as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

The audited combined financial statements of the Test and Measurement Business, which comprise the combined balance sheet as of December 31, 2017, and the related combined income statement, combined statement of comprehensive income, combined statement of changes in net parent investment and combined cash flow statement for the year then ended, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference. Such combined financial statements of the Test and Measurement Business were prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board however do not include comparative figures for the prior period as the purpose of these financial statements is to meet the reporting requirements of Rule 3-05 of Regulation S-X of Securities and Exchange Commission (SEC).

The consent of PricewaterhouseCoopers LLP (UK), the Test and Measurement Business' independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)   Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations for the Company's fiscal year ended July 1, 2017 and for the six months ended December 30, 2017, and the notes related thereto, are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c)   Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP (UK)*
99.1	Audited combined financial statements of the Test and Measurement Business as of and for the year ended December 31, 2017, and the notes related thereto*
99.2	Unaudited pro forma condensed combined statements of operations for the fiscal year ended July 1, 2017 and for the six months ended December 30, 2017, and the notes related thereto*

*Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

By: /s/ Amar Maletira
Name: Amar Maletira
Title: Chief Financial Officer
(Duly Authorized Officer and Principal Financial and Accounting Officer)

May 24, 2018

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